CAPITAL BANK
FINANCIAL CORP

2012 Third-Quarter Earnings

October 23, 2012

Safe Harbor Statement

Forward-Looking Statements

This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption "Risk Factors" in the preliminary prospectus filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us, the selling stockholders, the underwriters or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to statements regarding: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of our pending and future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (7) projected population and income growth in our targeted market areas; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Third-Quarter Highlights

- Net income of $37.8 million or $0.75 per diluted share, including $34.0 million tax benefit resulting from improvement in section 382 allowable tax losses from acquired loans
- Core net income of $8.7 million, or $0.19 per diluted share
- Estimating TBV of $17.60 - $17.80[(1)], pro forma for Southern Community
- Completed IPO and raised net proceeds of $90 million
- Reorganized subsidiaries into single holding company
- Completed Southern Community acquisition October 1

[(1)] See reconciliation of non-GAAP measures in our press release.


Washington
Richmond
WV
VA
KY
Winston-Salem
Raleigh
Knoxville
Nashville
TN
Charlotte
Memphis
Columbia
SC
Charleston
GA
Atlantic Ocean
Gulf of Mexico
FL
Naples
Miami

Expands Market Share Along I-40 Corridor


Capital Bank
Southern Community
Winston-Salem
Durham
Raleigh

MSA	Market Rank	Branches	Company Deposits in Market ($000)	Deposit Market Share	Projected Population Change 2011-2016
Winston-Salem, NC	3	11	705,027	2.0%	5.1%
Raleigh-Cary, NC	11	13	429,362	1.8%	12.3%
Durham-Chapel Hill, NC	12	2	88,261	1.1%	6.8%
Total / Wtd Avg		26	1,222,650	1.9%	7.7%

Source: SNL Financial.

Third-Quarter Earnings Summary

($ in Millions)	3Q12	2Q12	3Q11	Q/Q	Y/Y
Net Interest Income	$60.3	$63.3	$54.2	$(3.0)	$6.1
Provision for Loan Losses	5.8	6.6	11.8	0.8	6.0
Noninterest Income	20.4	12.2	12.4	8.2	8.0
Noninterest Expense	69.5	58.6	48.8	(10.9)	(20.7)
Pre-tax Net Income	5.5	10.3	5.9	(4.8)	(0.4)
Net Income	**37.8**	**6.4**	**3.7**	**31.4**	**34.1**
Core Net Income[(1)]	**8.7**	**9.7**	**5.2**	**(1.0)**	**3.5**
Net Interest Margin	**4.45%**	**4.60%**	**4.38%**		
Noninterest Revenue to Total Revenue	**26.31%**	**16.14%**	**19.12%**		
Efficiency Ratio	**86.10%**	**77.64%**	**73.30%**		
Core ROAA	**0.56%**	**0.61%**	**0.38%**		
Core ROAE	**3.39%**	**3.85%**	**2.15%**		

[(1)] See reconciliation of non-GAAP measures on page 6.

- NIM compressing as new loans replace marked legacy loans
- Fee income improving on increased mortgage origination revenues
- Provision includes $4.7 mm of legacy loan impairments
- Expenses include $7.2 mm, net of indemnification, of REO expenses, reflecting anniversary of Green Bank, TIB, and FDIC acquisition
  - Credit losses to date remain $20 mm below forecast
  - Excluding REO expenses, noninterest expense up $5.1mm sequentially on headcount rationalization

Reconciliation of Core Net Income to Net Income

Core Net Income / ROAA

($ in millions)	3Q12	2Q12	3Q11
Net income	$37.8	$6.4	$3.7
After-tax adjustments:[1]			
Tax benefit	(34.0)	–	–
Securities gains	(3.0)	(0.6)	0.8
Stock based compensation	2.6	2.6	(1.8)
Conversion and severance expense	2.0	0.9	1.7
Extinguishment debt	1.8	–	(0.3)
Legal and merger costs	1.5	0.4	1.1
Insurance Settlement Gain	1.1	–	–
Insurance Settlement Expense	(1.1)	–	–
Core net income	$8.7	$9.7	$5.2
Average assets (in thousands)	**$6,199**	**$6,355**	$5,505
Average equity (in thousands)	**$1,031**	**$1,011**	$966
Core ROAA	**0.56%**	**0.61%**	**0.38%**
Core ROAE	**3.39%**	**3.85%**	**2.15%**

[1] Tax effected at a 39% rate where applicable.

Loan Portfolio up on Southern Community Acquisition

($ in millions)	
Total loans at June 30, 2012	**$4,191**
Originations	$173
Commercial/consumer paydowns, net	($180)
Strategic (Commercial real estate) paydowns	($62)
Special asset resolutions	($50)
Total loans at September 30, 2012	**$4,072**
Southern Community loans at Sept. 30, 2012	$858
Pro forma total loans at Sept. 30, 2012	**$4,930**

- Including Southern Community, the loan portfolio grew 18% sequentially
- On a standalone basis, the portfolio shrank 2.8% sequentially as we focused on special asset resolutions and strategic paydowns to reduce our legacy concentration in CRE

Originations Slowed on Seasonality, Strategic Focus

Originations by Product


($ in millions)
$183.6
$25.5
$32.3
$125.8
$166.2
$22.7
$17.8
$125.7
$208.1
$56.7
$20.9
$130.5
$196.8
$46.3
$24.1
$126.4
$250.5
$75.2
$24.6
$150.7
$172.5
$40.1
$9.4
$123.0
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Commercial
CRE
Consumer/Indirect

- Originations down sequentially on seasonality and strategic focus on IPO and Southern Community closing
- Pipelines indicate stronger fourth quarter
- 3Q production was 33.7% TN, 41.5% FL, 17.6% NC, 7.2% SC
- 3Q production was 71.3% commercial, 23.2% consumer/indirect, and 5.4% CRE

Focusing on Core Deposits

Deposit Trend


($ in millions)
$2,189
$1,165
$1,771
$2,054
$1,239
$1,844
$1,915
$1,269
$1,796
$1,788
$1,292
$1,767
4Q11
1Q12
2Q12
3Q12
Transactional Accounts
Savings & Money Market
Time Deposits

Cost of Deposits


1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.98%
0.89%
0.90%
0.79%
0.77%
0.73%
0.70%
0.63%
0.65%
0.62%
0.62%
4Q11
1Q12
2Q12
3Q12
GAAP Cost of Deposits
Weighted Average COD
Peer Cost of Deposits

- Strong core deposit growth in the Carolinas ($36 mm) and Florida ($3 mm), offset by run-off in TN ($41 mm)
  - We are continuing to align Tennessee branches with the Capital Bank retail model
- Core deposits up to 63% of total deposits
- CBF is now 96% deposit funded following pay off of remaining $67.5 million in FHLB advances in 3Q

Net Interest Margin Normalizing with New Loan Production



Net Interest Margin
4.38%
4.33%
4.50%
4.60%
4.45%
3Q11
4Q11
1Q12
2Q12
3Q12

- NIM contracted 15 bps as new loans with lower rates replaced run-off in the legacy portfolio, which is marked to yield 6.37%
- New loan yields were 4.5% in 3Q vs. 4.8% in 2Q
- Cost of funding down to 0.71% in 3Q from 0.72% in 2Q

Noninterest Income and Expense

($ in Millions)	3Q12	2Q12	3Q11	Q/Q	Y/Y
Service charges	$5.0	$ 6.3	$3.3	$(1.3)	$1.7
Debit card income	2.4	2.6	1.6	(0.2)	0.8
Fees on mortgage loans sold	1.6	1.2	0.7	0.4	0.9
Investment advisory fees	0.1	0.1	0.4	-	(0.3)
FDIC indemnification asset accretion	0.9	(0.2)	2.3	1.1	(1.4)
Securities gains, net	4.9	0.9	2.9	4.0	2.0
Other fee income	5.5	1.2	1.1	4.3	4.4
Noninterest income	**$20.4**	**$12.2**	**$12.4**	**$8.2**	**$8.0**

($ in Millions)	3Q12	2Q12	3Q11	Q/Q	Y/Y
Salaries & benefits	$25.2	$25.5	$20.8	$ 0.3	$(4.7)
Net occupancy expense	11.0	10.9	7.4	(0.1)	(3.6)
Foreclosed asset expense	9.6	5.2	5.6	(4.4)	(4.0)
Conversion and merger	3.9	1.8	1.8	(2.1)	(2.1)
Professional fees	5.1	5.0	4.1	(0.2)	(0.9)
Debt extinguishment loss (gain)	2.9	-	(0.4)	(2.9)	(3.3)
Insurance settlement	1.8	0.1	-	(1.7)	(1.8)
Other expense	10.0	10.3	9.6	0.3	(0.4)
Noninterest expense	**$69.5**	**$58.6**	**$48.8**	**$(10.9)**	**$(20.7)**
Efficiency ratio	**86.10%**	**77.64%**	**73.30%**		

- Debit card income declined on smaller transaction sizes and reduced customer activity
- Mortgage loan fees reflect higher production sold
- Reduction in headcount drove down salaries and benefits by $0.3 mm in 3Q12

Resolution Activity – Criticized and Classified Loans

($ in Millions)	Criticized 3Q11	Criticized 4Q11	Criticized 1Q12	Criticized 2Q12	Criticized 3Q12	Classified Performing 3Q11	Classified Performing 4Q11	Classified Performing 1Q12	Classified Performing 2Q12	Classified Performing 3Q12	Classified Non-Performing 3Q11	Classified Non-Performing 4Q11	Classified Non-Performing 1Q12	Classified Non-Performing 2Q12	Classified Non-Performing 3Q12
Legacy Bank															
FDIC Banks	$33.2	$34.7	$44.7	$36.8	$30.9	$74.4	$73.1	$58.7	$52.4	$42.7	$143.0	$129.8	$113.9	$91.5	$89.7
TIB	41.4	28.1	35.1	45.0	42.7	103.1	110.0	92.4	68.9	65.1	57.5	53.1	52.9	57.5	54.2
Capital NC	33.1	33.1	29.1	29.0	21.4	63.1	71.3	42.2	36.8	34.7	146.6	123.8	126.9	97.9	86.5
GreenBank	167.3	155.9	142.5	103.5	89.2	105.0	77.7	79.9	79.2	83.8	142.8	116.4	115.1	118.9	109.3
Totals	**$275.0**	**$251.7**	**$251.4**	**$214.3**	**$184.1**	**$345.6**	**$332.1**	**$273.4**	**$237.2**	**$226.2**	**$489.9**	**$423.2**	**$408.8**	**$365.7**	**$339.7**

Balances net of charge-offs but prior to marks
Balances do not include GCB and SFS.

- Continued progress reducing problem loans.
- $67MM reduction of problem loans in the third quarter; $257MM reduction Y-T-D.

Resolution Activity – Non-Performing Loans

Non-Performing Loans

($ in millions)	3Q11	4Q11	1Q12	2Q12	3Q12
Beginning balance	**$367.5**	**$489.9**	**$423.2**	**$408.8**	**$365.7**
New inflows	46.6	71.8	67.2	46.5	46.1
Foreclosures	(15.2)	(50.8)	(28.2)	(20.3)	(24.8)
Charge-offs	(36.6)	(46.4)	(15.7)	(15.3)	(20.2)
Collections/other	(15.2)	(41.3)	(37.7)	(54.0)	(27.1)
GreenBank total NPLs 3Q11	142.8				
Ending balance	**$489.9**	**$423.2**	**$408.8**	**$365.7**	**$339.7**

Non-Performing Loans 3Q11 – 3Q12


($ in millions)
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$489.9
$423.2
$408.8
$365.7
$339.7
3Q11
4Q11
1Q12
2Q12
3Q12

Loan balances are net of charge-offs, prior to marks.

Resolution Activity – OREO

OREO

($ in millions)	3Q11	4Q12	1Q11	2Q12	3Q12
Beginning balance	**$78.0**	**$152.6**	**$168.8**	**$169.4**	**$158.2**
New foreclosure	20.4	50.2	23.3	19.0	23.2
REO sales	(13.2)	(30.5)	(19.6)	(26.4)	(28.2)
Write downs/adjustments	(4.4)	(3.5)	(3.1)	(3.8)	(8.6)
GreenBank total REO 3Q11	71.8				
Ending balance	**$152.6**	**$168.8**	**$169.4**	**$158.2**	**$144.6**

OREO 3Q11 – 3Q12



($ in millions)
$180.0
$170.0
$160.0
$150.0
$140.0
$130.0
$152.6
$168.8
$169.4
$158.2
$144.6
3Q11*
4Q11
1Q12
2Q12
3Q12

All OREO balances reflect purchase accounting adjustments.

Distribution of Nonperforming Assets

At September 30, 2012

($ in millions)

NPLs by Product Type and Geography

Product	Balance	%
Land	$ 89.4	26.5%
Construction	15.7	4.7%
Other CRE	72.7	21.5%
Commercial	88.4	26.1%
Resi/Consumer/Other	71.4	21.3%
	$337.6	**100.0%**

State	Balance	%
Florida	$102.0	30.2%
North Carolina	76.3	22.6%
South Carolina	57.5	17.0%
Tennessee	101.9	30.2%
Total	**$337.6**	**100.0%**

OREO by Product Type and Geography

Product	Balance	%
Land	$ 87.2	60.3%
Construction	10.7	7.4%
Other CRE/Commercial	35.3	24.4%
Resi/Consumer/Other	11.4	7.9%
	$144.6	**100.0%**

State	Balance	%
Florida	$ 20.7	14.3%
North Carolina	24.5	17.0%
South Carolina	28.5	19.7%
Tennessee	70.8	49.0%
Total	**$ 144.6**	**100.0%**

OREO Expense Detail

($ in millions)

Earnings Impact of OREO Expenses

($ in millions)

	3Q12	2Q12	Variance
OREO Expenses	$ 2.5	$ 2.6	$ (0.1)
OREO Writedowns	8.6	3.8	4.8
Gains on Sale	(1.5)	(1.3)	(0.2)
Subtotal	9.6	5.1	4.5
Less: Indemnification Asset Income	(2.4)	(0.9)	(1.5)
Net Earnings Impact	$ 7.2	$ 4.2	$ 3.0

3Q12 OREO Write Down Detail

($ in thousands)

Product	Florida	Carolinas	Tennessee	Total	%
Construction	$ 140	$ 241	$ 1,228	$ 1,608	19%
Land	1,470	1,848	1,511	4,829	56%
Other	186	1,294	732	2,212	26%
Total	$ 1,795	$ 3,382	$ 3,471	$ 8,648	100%
%	21%	39%	40%	100%	